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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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THE SCO GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE SCO GROUP, INC.
355 South 520 West, Suite 100
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 20, 2004

TO THE STOCKHOLDERS OF THE SCO GROUP, INC.:

        The annual meeting of the stockholders (the "Annual Meeting") of The SCO Group, Inc. (the "Company") will be held at the Provo Marriott Hotel and Conference Center located at 101 West 100 North in Provo, Utah, on Tuesday, April 20, 2004. The Annual Meeting will convene at 10:00 a.m., Mountain Time, to consider and take action on the following proposals:

  (1)
  to elect eight members to the Board of Directors to serve until the next annual meeting of the Company and their successors have been appointed and are qualified;

  (2)
  to approve the 2004 Omnibus Stock Incentive Plan and to provide for up to 1,500,000 shares of common stock to be subject to awards issued under the plan;

  (3)
  to ratify the selection of KPMG LLP as the independent public accountants of the Company for the fiscal year ending October 31, 2004; and

  (4)
  to transact such other business as may properly come before the meeting.

        ONLY OWNERS OF RECORD OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK OR SERIES A-1 CONVERTIBLE PREFERRED STOCK AS OF THE CLOSE OF BUSINESS ON FEBRUARY 23, 2004 (THE "RECORD DATE") WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE AND EACH OUTSTANDING SHARE OF SERIES A-1 CONVERTIBLE PREFERRED STOCK IS ENTITLED TO 31.88 VOTES PROVIDED, AS SET FORTH IN THE CERTIFICATE OF DESIGNATION CREATING THE SERIES A-1 CONVERTIBLE PREFERRED STOCK, NO HOLDER OF SHARES OF SERIES A-1 CONVERTIBLE PREFERRED STOCK MAY HAVE MORE VOTES THAN THE NUMBER OF VOTES ATTRIBUTABLE TO 4.99% OF THE OUTSTANDING SHARES OF COMMON STOCK AS OF THE RECORD DATE.

        The Company's Proxy Statement is attached hereto. Financial and other information concerning the Company is contained in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2003.

        THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND. TO ASSURE THAT YOUR VOTE IS COUNTED, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                      THE SCO GROUP, INC.
                      BY ORDER OF THE BOARD OF DIRECTORS

                      DARL C. McBRIDE, CEO

Lindon, Utah
Dated: February 27, 2004

THE SCO GROUP, INC.
355 South 520 West, Suite 100
Lindon, Utah 84042

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board of Directors" or the "Board") of The SCO Group, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the stockholders (the "Annual Meeting") to be held at the Provo Marriott Hotel and Conference Center located at 101 West 100 North in Provo, Utah, at 10:00 a.m., Mountain Time, on Tuesday, April 20, 2004.

        THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND FORM OF PROXY ARE FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT MARCH 5, 2004.

        At the Annual Meeting, the stockholders of the Company will be asked to vote on three proposals. Proposal 1 is the annual election of eight directors to serve on our Board of Directors. Proposal 2 is the approval of the 2004 Omnibus Stock Incentive Plan. Proposal 3 is the approval of the appointment of KPMG LLP as our independent public accountants for the fiscal year ending October 31, 2004.

        A proxy for use at the Annual Meeting is enclosed. Any stockholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Subject to revocation, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted FOR the proposal in accordance with the recommendation of the Board of Directors.

        The expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies will be borne by the Company. Proxies will be solicited through the mail and may be solicited by our officers, directors and employees in person or by telephone. They will not receive additional compensation for this effort. We do not anticipate paying any compensation to any other party for the solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

RECORD DATE AND QUORUM REQUIREMENTS

        February 23, 2004 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 14,379,184 shares of the Company's common stock and 50,000 shares of the Company's Series A-1 Convertible Preferred Stock were issued and outstanding. Each outstanding share of common stock will be entitled to one vote, and each outstanding share of Series A-1 Preferred Stock shall be entitled to 31.88 votes on each matter submitted to a vote of the stockholders at the Annual Meeting, provided, as set forth in the certificate of designation creating the Series A-1 Convertible Preferred Stock, no holder of shares of Series A-1 Convertible Preferred Stock may have more votes than the number of votes attributable to 4.99% of the outstanding shares of common stock as of the Record Date. The common stock and the Series A-1 Convertible Preferred Stock will vote as a single class with respect to all matters submitted to a vote of the stockholders at the Annual Meeting. The common stock and the Series A-1 Preferred Stock are collectively referred to as the "Common Stock" in this Proxy Statement.

        The holders of a majority of the shares of the Common Stock outstanding on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual

Meeting and at any adjournment or postponement thereof. Any abstentions and broker non-votes will be deemed as present for purposes of determining a quorum at the Annual Meeting. All proposals, except for the election of directors, must be approved by a majority of the votes cast at the Annual Meeting, at which a quorum is present, either in person or by proxy with respect to each proposal at the Annual Meeting. The eight individuals receiving the most votes will be elected to serve as directors of the Company. Abstentions and broker non-votes will not have the effect of being counted as voted in favor of or against any of the proposals.

CODE OF ETHICS

        We have adopted a code of ethics that applies to all employees of the Company, including employees of the Company's subsidiaries, as well as each member of the Company's Board of Directors. The code of ethics is available at the Company's website at:

<http://www.thescogroup.com/images/company/SCO_Code_of_Conduct_and_Ethics_Policy-Final.pdf>.

PROPOSAL 1: ELECTION OF DIRECTORS

        At the Annual Meeting, eight directors are to be elected to serve until the next annual meeting of stockholders or until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the eight nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. Each of the nominees is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the nominees named below. The eight candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors of the Company.

        The names of the nominees, their ages as of January 1, 2004 and their respective business backgrounds are set forth below.

Name	Position(s) With the Company	Age	Director Since
Ralph J. Yarro III	Chairman of the Board of Directors and Director	39	1998
Thomas P. Raimondi, Jr.	Director	46	1999
Edward E. Iacobucci	Director	50	2000
R. Duff Thompson	Director	52	2001
Darcy G. Mott	Director	51	2002
Darl C. McBride	Chief Executive Officer, Director	44	2002
K. Fred Skousen	Director	61	2003
Daniel W. Campbell	Director	49	2003

        Ralph J. Yarro III has served as the Chairman of the Board of Directors of the Company since August 1998. Mr. Yarro has served as a director and as the President and Chief Executive Officer of The Canopy Group, Inc., a management and resource company, since February 1996. Mr. Yarro has served as the Chairman of the board of directors of Altiris, Inc., a systems management company, since August 1998. Mr. Yarro has served as a director of MTI Technology Corporation, a storage solutions company, since March 2000. Mr. Yarro also serves as a member of the board of directors of various privately held companies. Mr. Yarro holds a B.A. degree in Political Science from Brigham Young University.

        Thomas P. Raimondi, Jr. has served as a member of the Board of Directors since September 1999. He has been with MTI Technology Corporation since 1987, serving as Chairman of the Board of Directors since July 2002, as President and Chief Executive Officer since December 1999, as Chief Operating Officer from April 1998 to December 1999, as Senior Vice President and General Manager from January 1996 to April 1998 and as Vice President of Marketing from 1991 to 1996. Mr. Raimondi holds a B.S. degree in Communications from the University of Maryland.

        Edward E. Iacobucci has served as a member of the Board of Directors since January 2000. In 1989, Mr. Iacobucci co-founded Citrix Systems, Inc., a supplier of products and technologies that enable enterprise-wide deployment of software applications, and held the positions of Chief Technical Officer and Vice President of Strategy and Technology. Mr. Iacobucci also served as Chairman of the Board of Citrix from September 1991 to June 2000. Mr. Iacobucci holds a B.S. degree in Systems Engineering from the Georgia Institute of Technology.

        R. Duff Thompson has served as a member of the Board of Directors since May 2001. Mr. Thompson has also served as a director of Tarantella, Inc. (formerly The Santa Cruz Operation) since December 1995. Mr. Thompson has served as Managing General Partner of EsNet, Ltd., an investment group that is active in both technology and real estate ventures, from 1996 to the present. From June 1994 to January 1996, he served as Senior Vice President of the Corporate Development Group of Novell, Inc. Prior to that time, he served as Executive Vice President and General Counsel for WordPerfect Corporation, and before joining WordPerfect Corporation in 1986, he was a partner with the Salt Lake City law firm of Callister Duncan & Nebeker. Mr. Thompson is a former Chairman of the Board of the Business Software Alliance, a software industry association dealing with software industry issues. Mr. Thompson holds a B.S. degree in Economics, a masters degree in Business Administration and a J.D. degree, all from Brigham Young University.

        Darcy G. Mott has served as a member of the Board of Directors since March of 2002. Mr. Mott has served as Vice President, Treasurer and Chief Financial Officer of The Canopy Group, Inc., since May 1999. Prior to joining Canopy, Mr. Mott served as Vice President and Treasurer of Novell, Inc., from December 1995 to September 1998. From September 1986 until December 1995, Mr. Mott served in various other financial management positions. Mr. Mott has served as a member of the board of directors of Altiris, Inc., a systems management company, since May 2000, and as a member of the board of directors of MTI Technology Corporation, a storage solutions company, since July 2002. Mr. Mott also serves as a member of the board of directors of various privately held companies. Mr. Mott worked for Arthur Andersen & Company from 1977 to 1986. Mr. Mott is a certified public accountant and holds a B.S. degree in Accounting from Brigham Young University.

        Darl C. McBride has served as the Company's President and Chief Executive Officer and as a member of the Board of Directors since June 2002. Before joining the Company, Mr. McBride was the president of Franklin Covey Co.'s online planning business from May 2000 to May 2002. From April 1999 to July 2000, Mr. McBride was the CEO of Pointserve. From November 1997 to August 1998 Mr. McBride was the Chairman, President and CEO of SBI. From February 1996 to October 1997, Mr. McBride served as the Senior Vice President of IKON Office Solutions. From 1988 to 1996, Mr. McBride held several positions at Novell, Inc. and concluded his service as Vice President and General Manager of Novell's Embedded Systems Division (NEST). Mr. McBride holds a B.S. degree from Brigham Young University and received a masters degree in Labor & Industrial Relations from the University of Illinois at Urbana-Champaign.

        K. Fred Skousen has served as a member of the Company's Board of Directors since June 2003. He has served as Advancement Vice President at Brigham Young University since May 1998. From September 1989 until May 1998, he was Dean of the Marriott School of Management and, prior to that, Director of the School of Accountancy at Brigham Young University. Mr. Skousen has been a consultant to the Financial Executive Research Foundation, the Controller General of the United States, the Federal Trade Commission and to several large companies. Mr. Skousen has been a visiting professor at the University of California, Berkeley, and University of Missouri, as well as a faculty resident on the staff of the Securities and Exchange Commission and a faculty fellow at Price Waterhouse & Co. Mr. Skousen served as Director of Research and a member of the Executive Committee of the American Accounting Association from 1974 to 1976 and is a member of the American Institute of Certified Public Accountants and is past-president of the Utah Association of Certified Public Accountants. Mr. Skousen is a certified public accountant and has a B.S. degree in Accounting from Brigham Young University and the M.A.S. and Ph.D. degrees in Accounting from the University of Illinois.

        Daniel W. Campbell has served as a member of the Company's Board of Directors since November 2003. Mr. Campbell has served as a Managing General Partner of EsNet, Ltd., an investment group that is active in both technology and real estate ventures from July 1994 to the present. Mr. Campbell served as a partner with Price Waterhouse in San Francisco and Salt Lake City.

He also served as a member of the Price Waterhouse Technology and Software Services committees. In 1992, Mr. Campbell joined WordPerfect Corporation as Senior Vice President and Chief Financial Officer. He currently serves as a director of Nu Skin Enterprises, Inc., where he serves as Chairman of both the Audit Committee and the Compensation Committee. Mr. Campbell received an Accounting degree from Brigham Young University in 1979.

COMPOSITION OF THE BOARD

        The Board of Directors of the Company currently consists of eight directors. Directors are elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. There are no family relationships among any of the Company's directors, officers or key employees.

AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE

        The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"):

                      Thomas P. Raimondi
                      Edward E. Iacobucci
                      R. Duff Thompson
                      K. Fred Skousen
                      Daniel W. Campbell

        In this Proxy Statement, these five directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors." The Independent Directors intend to meet in executive sessions at which only Independent Directors will be present in conjunction with each scheduled quarterly meeting of the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During fiscal year 2003, the Company's Board of Directors met twelve times and only Mr. Iacobucci attended fewer than 75% of meetings of the Board and only Mr. Iacobucci attended fewer than 75% of the meetings of any of the Board committees of which he was a member.

        Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's Annual Meeting of Stockholders, it encourages directors to attend and historically more than a majority have done so. For example, four of the then-seven directors attended the Company's 2003 Annual Meeting. The Board or the Nominations Committee of the Board will give consideration during the upcoming year to establishing a formal policy so as to maximize attendance by directors, taking into account the directors' schedules and the timing requirements of applicable law.

        The Board of Directors has formed the following committees:

        The Compensation Committee.    The Compensation Committee, which held four meetings during fiscal year 2003, recommends, reviews and oversees the salaries and benefits for the Company's employees, consultants and other individuals compensated by the Company. The Compensation Committee also administers the Company's stock option plans and other compensation plans. The Compensation Committee acts pursuant to a written charter adopted by the Board. The members of the Compensation Committee are Messrs. Thompson (Committee Chair), Raimondi, Iacobucci and Mott.

        All members of the Compensation Committee are Independent Directors other than Mr. Mott. Mr. Mott is not an Independent Director within the meaning of NASD Rule 4200 because he is an employee of The Canopy Group, Inc., which for a short time in 2002 owned more than 50% of the outstanding shares of the Company. This fact could be considered to mean that Mr. Mott was employed by a parent of the Company during the past three years for purposes of NASD Rule 4200. The Board of Directors has determined his service on the Compensation Committee is required by the best interests of the Company and its stockholders because the Board believes Mr. Mott's experience and expertise will greatly benefit the Compensation Committee.

        The Audit Committee.    The Audit Committee, which held six meetings during fiscal year 2003, assists the Board in the oversight of the Company's financial statements, legal compliance, qualifications of independent auditors, performance of the internal audit function and engagement and oversight of the Company's independent auditors. The Audit Committee acts pursuant to a written charter adopted by the Board. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

        The members of the Audit Committee are Messrs. Campbell (Committee Chair), Raimondi, Thompson and Skousen. On November 5, 2003, Mr. Campbell was appointed to fill a vacancy on the Company's Board of Directors upon the recommendation of a non-management director and the entire Board and was appointed to serve on the Audit Committee. Mr. Steve Cakebread served as a director and Chair of the Audit Committee through all of fiscal year 2003 and thereafter until he resigned as a director of the Company on December 22, 2003, at which time Mr. Campbell was appointed as the Chairman of the Audit Committee. The Audit Committee has determined that Mr. Campbell and Mr. Skousen are Audit Committee financial experts, as such term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. All members of the Audit Committee are Independent Directors.

        The Nominations Committee.    In February 2004, the Board created the Nominations Committee to oversee corporate governance and director nominations. Among its specific duties, the Nominations Committee makes recommendations to the Board of Directors about the size of the Board or any committee thereof, identifies and recommends candidates for the Board and committee membership, evaluates nominations received from stockholders, determines the compensation and benefits of all directors on the Board and develops and recommends to the Board corporate governance principles applicable to the Company. The Nominations Committee acts pursuant to a written charter adopted by the Board, which is available at the Company's website at:

<http://www.thescogroup.com/images/company/TheSCOGroupIncNominationsCommitteeCharter.pdf>.

        The members of the Nominations Committee are Messrs. Skousen (Committee Chair), Yarro, Iacobucci and Campbell. All members of the Nominations Committee are Independent Directors other than Mr. Yarro. Mr. Yarro is not an Independent Director within the meaning of NASD Rule 4200 because he is an employee of The Canopy Group, Inc., which for a short time in 2002 owned more than 50% of the outstanding shares of the Company. This fact could be considered to mean that Mr. Yarro was employed by a parent of the Company during the past three years for purposes of NASD Rule 4200. The Board of Directors has determined his service on the Nominations Committee is required by the best interests of the Company and its stockholders because the Board believes Mr. Yarro's experience will greatly benefit the Nominations Committee.

THE COMPANY'S DIRECTOR NOMINATIONS PROCESS

        As indicated above, the Nominations Committee of the Board of Directors oversees the director nomination process pursuant to its charter and the Director Nominations Policy (the "Nominations Policy") adopted by the Nominations Committee.

        Minimum Criteria for Board Members.    Each candidate to serve on the Board of Directors (a "Candidate") must possess at least the following specific minimum qualifications.

  •
  Each Candidate shall be prepared to represent the best interests of all of the Company's stockholders and not just one particular constituency.

  •
  Each Candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and has established a record of professional accomplishment in his/her chosen field.

  •
  No Candidate, or family member (as defined in NASD rules), or affiliate or associate (each as defined in Rule 405 under the Securities Act of 1933, as amended) of a Candidate, shall have any material personal, financial or professional interest in any present or reasonably foreseeable potential competitor of the Company.

  •
  Each Candidate shall be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the Nominations Committee's sole judgment, interfere with or limit his or her ability to do so.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominations Committee may consider such other factors as it may deem appropriate, which may include, without limitation, judgment, skill, diversity, experience with businesses and organizations of comparable size to the Company, the interplay of a Candidate's experience with the experience of other directors and the extent to which a Candidate would be a desirable addition to the Board and any committees of the Board.

        Process for Identifying and Evaluating Candidates.    The Nominations Committee is responsible to identify and evaluate Candidates for Board membership and select or recommend to the Board nominees to stand for election. The Nominations Committee will consider all Candidates recommended by the Company's Qualified Stockholders (as defined below) in accordance with the procedures set forth below under the caption "Nominees Recommended by Qualified Stockholders." The committee may also consider Candidates proposed by management, but it is not obligated to do so. The Nominations Committee will evaluate all Candidates, including incumbent directors, based on the same criteria as described above. All Candidates (whether identified internally or by a Qualified Stockholder) who, after evaluation, are then selected by or recommended by the Nominations Committee and approved by the Board, will be included in the Company's recommended slate of director nominees in its proxy statement.

        General Nomination Right of All Stockholders.    Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company's Amended and Restated Bylaws. In order for a stockholder's director nomination to be timely, the stockholder must deliver written notice to the Company's secretary not less than 120 days prior to any meeting of stockholders called for the election of directors. Such notification shall contain the written consent of each proposed nominee to serve as a director if so elected and all other information required in Article II, Section 11 of the Company's Amended and Restated Bylaws regarding each proposed nominee and as to each person, acting alone or as part of a group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee or nominees.

        The procedures described under the caption "Nominees Recommended by Qualified Stockholders" are meant to establish an additional means by which certain stockholders may participate in the Company's process for identifying and evaluating Candidates by making recommendations to the

Nominations Committee. Such procedures are not meant to replace or limit the Company's stockholders' general nomination rights in any way.

        Nominees Recommended by Qualified Stockholders.    In addition to those Candidates identified through the Company's internal processes, in accordance with the Nominations Policy, the Nominations Committee will evaluate a Candidate proposed by any single stockholder or group of stockholders that has beneficially owned more than 5% of the common stock for at least one year (and will hold the required number of shares through the Annual Meeting) and that satisfies the notice, information and consent provisions in the Nominations Policy (a "Qualified Stockholder").

        In order to be considered by the Nominations Committee for an upcoming annual meeting of stockholders, a notice from a Qualified Shareholder regarding a potential Candidate must be received by the Nominations Committee not less than 120 calendar days before the anniversary of the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting. If the Company changes its annual meeting date by more than 30 days from year to year, the notice must be received by the Nominations Committee no later than the close of business on the 10th day following the day on which notice of the date of the upcoming annual meeting is publicly disclosed.

        Any Candidate proposed by a Qualified Stockholder must be independent of the Qualified Stockholder in all respects as determined by the Nominations Committee or by applicable law. Any Candidate submitted by a Qualified Stockholder must also meet the definition of an "independent director" under NASD rules.

        Certain Nominee Recommendation Rights of Holders of Shares of Series A-1 Convertible Preferred Stock.    Pursuant to an Exchange Agreement dated February 5, 2004 among the Company and certain holders of outstanding shares of the Company's Series A-1 Convertible Preferred Stock (the "Series A-1 Holders"), the Series A-1 Holders have the right, but not the obligation, to recommend a Qualified Director (as defined below) to be nominated to fill a vacancy on the Board or stand for election to the Board at the Annual Meeting. The term "Qualified Director" means an individual who (i) is "independent" under the NASD rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, (ii) is not affiliated with any competitor of the Company at the time of such recommendation, (iii) is experienced in the information technology industry or in business or finance and (iv) is approved as a director nominee by the Nominations Committee in good faith. If the designee of the Series A-1 Holders is elected to serve on the Board, such designee will serve until the next annual meeting of the Company or until such designee's successor has been appointed and qualified. As of the date of this Proxy Statement, the Series A-1 Holders have not exercised any rights with respect to recommending a nominee for the Board of Directors.

COMMUNICATIONS WITH DIRECTORS

        Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Board or the Nominations Committee of the Board will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company's website.

EXECUTIVE OFFICERS

        The following table presents information as of January 1, 2004 regarding the current executive officers of the Company:

Name	Age	Position
Darl C. McBride	44	Chief Executive Officer, Director
Robert K. Bench	54	Chief Financial Officer
Christopher Sontag	40	Sr. Vice President and General Manager, SCOsource Division
Jeff F. Hunsaker	38	Sr. Vice President and General Manager, UNIX Division
Ryan Tibbitts	47	Vice President, General Counsel and Secretary

        Set forth below is the business background of each of the executive officers of the Company. Information on the business background of Darl C. McBride is set forth above under the caption "Election of Directors."

        Robert K. Bench has served as the Company's Chief Financial Officer and Principal Financial and Accounting Officer since November 2000. From April 2000 to November 2002, Mr. Bench served as Vice President and director of Envirofoam Technologies, Inc., and from April 1999 to April 2000, was Vice President and Chief Financial Officer for WebMiles.com. From April 1996 to April 1999, he was Vice President, Chief Financial Officer and a director for Sento Corporation and from April 1991 through April 1996, he was Chief Financial Officer for CerProbe Corporation. Mr. Bench worked for KPMG Peat Marwick from 1973 to 1977. Mr. Bench holds a B.S. degree in Accounting from Utah State University.

        Christopher Sontag has served as Senior Vice President and General Manager, SCOsource Division since September 2002. From April 2000 to October 2002, Mr. Sontag was the President of Sontag Consulting. From January 1996 to April 2000, Mr. Sontag was the co-founder, President and Chief Technology Officer of emWare, Inc. Before his service at emWare, Mr. Sontag developed marketing and engineering strategies for Novell, Inc., where he worked as the Director of Marketing and Product Development. Mr. Sontag earned a B.S. degree in Information Management from Brigham Young University.

        Jeff F. Hunsaker has served as Senior Vice President and General Manager, UNIX Division since January 2004. From February 2003 to December 2003, Mr. Hunsaker served as Senior Vice President of Worldwide Marketing for the Company and prior to that Mr. Hunsaker served as Vice President and General Manager, America Division from January 2000 to January 2003. From January 1998 to December 1999, Mr. Hunsaker was Director of Channel Sales for the Baan Company. From 1989 to 1996, Mr. Hunsaker worked at Corel Corporation, Novell Inc. and Word Perfect Corporation in various sales and marketing positions. Mr. Hunsaker holds a B.S. degree in Business Finance from Utah State University.

        Ryan E. Tibbitts joined the Company in June 2003 as Vice President and General Counsel and became the Corporate Secretary in September 2003. Mr. Tibbitts is responsible for all legal aspects of the Company's worldwide operations. Prior to joining the Company, Mr. Tibbitts worked as General Counsel at Center 7, Inc. from October 2001 to June 2003 and Lineo, Inc. from January 2001 to September 2001. Mr. Tibbitts worked in private practice with a law firm in Utah from 1985 until 2001. Mr. Tibbitts is a member of the Utah State Bar and American Bar Association and received his J.D. and B.S. degrees from Brigham Young University.

DIRECTOR COMPENSATION

        The compensation and benefits for service as a member of the Board of Directors is determined by the Nominations Committee. The Company's non-employee directors currently receive $25,000 for each year of service as a director plus an additional $5,000 per year for each committee of the Board on which such non-employee directors serve. Additionally, the chairpersons of each of the Compensation Committee and the Nominations Committee will receive an additional $5,000 per year and the chairperson of the Audit Committee will receive an additional $10,000 per year. In addition, Board members will be reimbursed for expenses incurred in connection with attendance at Board and committee meetings. Directors also receive stock option awards under the Company's stock option plans, which awards currently include an initial option to purchase 45,000 shares of common stock upon joining the Board as a director and thereafter each non-employee director who continues to serve on the Board will automatically receive an annual grant of an option to acquire 15,000 shares upon his or her election at the Company's annual meeting.

        In the Company's 2003 fiscal year, each Board member received a portion of the compensation payable to him other than stock option awards in the form of restricted shares of common stock, which transaction was completed on February 21, 2003.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors unanimously recommends that the stockholders of the Company vote FOR the election of all the director nominees listed above.

PROPOSAL 2:    2004 OMNIBUS STOCK INCENTIVE PLAN

        The Company's stockholders are being asked to approve the 2004 Omnibus Stock Incentive Plan (the "2004 Plan"), which provides for the issuance of awards covering up to 1,500,000 shares of the Company's common stock. The purpose of the 2004 Plan is to provide for a stock-based compensation plan that, together with the other compensation policies of the Company, is designed to attract and retain the services of individuals essential to the Company's long-term growth and success.

        The following is a summary of the principal features of the 2004 Plan, together with the applicable tax and accounting implications for the Company and the participants. However, the summary does not purport to be a complete description of all the provisions of the 2004 Plan. A copy of the 2004 Plan has been attached as Appendix B to this filing and you should review the Plan itself for additional information.

GENERAL

        The 2004 Plan is intended to promote the interests of the Company and its stockholders by providing directors, officers, employees and other persons, including outside consultants, who are expected to make a long-term contribution to the success of the Company, with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interests more closely to the interests of the Company's stockholders.

        In addition to the 2004 Plan, the Company currently has its 2002 and 1999 Omnibus Stock Incentive Plans. The 1999 Plan replaced the 1998 Stock Option Plan. No new awards are being granted under the 1998 Plan. Under the 1998 Plan, the Company granted options to purchase a total of 813,025 shares of common stock, of which options to acquire 781,744 shares have been exercised or cancelled and options to acquire 31,281 shares remain outstanding. Under the 1999 Plan, the Company has granted options to purchase 7,139,428 shares of common stock, of which options to acquire 4,256,858 shares have been exercised or cancelled and options to acquire 2,882,570 shares remain outstanding. In addition, the Company has available to grant 7,021 shares under the 1999 Plan. Under the 2002 Plan, the Company has granted options to purchase 1,850,988 shares of common stock, of which options to acquire 1,105,271 shares have been exercised or cancelled and options to acquire 745,717 shares remain outstanding. In addition, the Company has available to grant 3,879 shares under the 2002 Plan.

SHARES COVERED BY THE 2004 PLAN

        The 2004 Plan authorizes the grant of incentive awards with respect to an aggregate of 1,500,000 shares of common stock, and such number will automatically increase, as of November 1 of each year beginning in 2005, by 3% of the total number of shares of common stock outstanding on the previous October 31st.

        Shares issued pursuant to the 2004 Plan may be authorized and unissued shares, treasury shares or shares acquired by the Company for purposes of the 2004 Plan. Generally, shares subject to an incentive award that remain unissued upon expiration, cancellation, surrender, exchange or termination of the incentive award will be available for other incentive awards under the 2004 Plan.

CHANGES IN CAPITALIZATION

        In the event that the Compensation Committee determines that any dividend or other distribution, stock split, reverse stock split, recapitalization, reorganization, merger, reverse stock split, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock such that an adjustment is appropriate to prevent dilution or enlargement of the rights of participants under the 2004 Plan, then the Compensation Committee will make such equitable changes or adjustments as it deems necessary to the aggregate number of shares available under the

2004 Plan, the number and kinds of shares that may thereafter be used for any incentive award, and the number of shares subject to an exercise price, grant price, or purchase price of each outstanding award.

ADMINISTRATION

        The 2004 Plan is administered by the Compensation Committee whose members serve at the discretion of the Board. The Compensation Committee is authorized, among other things, to do the following:

  •
  to construe, interpret and implement the provisions of the 2004 Plan;

  •
  to select the persons to whom incentive awards will be granted;

  •
  to determine when incentive awards will be granted;

  •
  to determine the terms and conditions of such incentive awards;

  •
  to establish the performance criteria under which incentive awards will be granted;

  •
  to determine when and under what circumstances an incentive award can be settled, canceled, forfeited, exchanged or surrendered;

  •
  to make rules with respect to the 2004 Plan;

  •
  to determine the terms and provisions of award agreements, which are required to accompany and evidence any incentive award under the 2004 Plan (the terms of which are accepted by any participant of the 2004 Plan through the act of accepting the incentive award); and

  •
  to make all other determinations deemed necessary or advisable for the administration of the 2004 Plan.

        The 2004 Plan provides that no member of the Compensation Committee shall be liable for any action, omission or determination relating to the 2004 Plan and that the Company shall indemnify and hold harmless each member of the Compensation Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the 2004 Plan has been delegated against any cost, expense or liability arising out of any action, omission or determination relating to the 2004 Plan, if, in either case, such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner such member, director or employee reasonably believed to be in or not opposed to the best interests of the Company.

ELIGIBILITY

        The persons who are eligible to receive awards pursuant to the 2004 Plan include all employees and directors of the Company and its subsidiaries and such other persons, including outside consultants, whom the Compensation Committee determines are expected to make a contribution to the Company. Currently, there are eight directors, four executive officers and 298 employees of the Company who are eligible to receive awards pursuant to the 2004 Plan. The Compensation Committee may grant incentive awards to any, all or none of such eligible persons at any time, or from time to time, during the term of the 2004 Plan. Participants in the 2004 Plan are persons who both are eligible to receive an incentive award pursuant to the 2004 Plan and to whom an incentive award is granted pursuant to the 2004 Plan and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

AWARDS UNDER THE 2004 PLAN

        The 2004 Plan permits the award of stock options, stock appreciation rights, restricted stock, restricted stock units, phantom stock rights and stock bonuses. Stock awards may have an exercise price or calculation equal to, less than or greater than the fair market value of the common stock on the date of grant, except that the exercise price of incentive stock options must be equal to or greater than the fair market value of the common stock as of the date of grant. As of February 26, 2004, the closing price of the Company's common stock as reported on the Nasdaq SmallCap Market was $12.18 per share.

        Unless the specific grant provides otherwise, options granted under the 2004 Plan vest and become exercisable with respect to 25% of the shares covered thereby on the first anniversary of the date of grant and vest 1/36th per month thereafter. The vesting date of other awards under the 2004 Plan is generally subject to the specific provisions of the individual award.

        Awards to any individual participant under the 2004 Plan are limited to a maximum of 400,000 shares of common stock in any one tax year of the Company. The Compensation Committee shall determine the methods by which options can be exercised, including, without limitation, by (i) delivery of cash or wire transfer for the aggregate exercise price; (ii) delivering a notice of exercise together with irrevocable instructions to a broker to deliver sales proceeds in the amount of the aggregate exercise price to the Company; (iii) delivery of shares of common stock previously owned by the participant for at least six months with a fair market value equal to the aggregate exercise price; (iv) electing to have the Company retain shares of common stock or (v) any combination of the foregoing methods.

AMENDMENT OR TERMINATION OF THE 2004 PLAN

        The Board may suspend, revise, terminate or amend the 2004 Plan at any time; provided, however, that stockholder approval must be obtained if and to the extent that the Board deems it appropriate to satisfy Section 162(m) of the Code, Section 422 of the Code or the rules of any stock exchange on which the common stock is listed. No action under the 2004 Plan may, without the consent of the participant, reduce the participant's rights under any outstanding award.

TRANSFERABILITY OF AWARDS DURING PARTICIPANT'S LIFETIME/FORFEITURE FOR FAILURE TO COMPLY

        During a participant's lifetime, the Compensation Committee may permit or prohibit, in its discretion, the transfer, assignment or other encumbrance of an outstanding option or outstanding shares of restricted stock unless such option is an incentive stock option. To the extent the Compensation Committee and respective participant desire that incentive stock options shall remain incentive stock options, incentive stock options are nontransferable except upon death. Subject to any conditions the Compensation Committee imposes, options granted under the 2004 Plan, other than incentive stock options, may be transferred to an immediate family member, if notice of such transfer is given to the Company and no consideration is given for the transfer. Rights with respect to awards granted under the 2004 Plan may not otherwise be transferred, assigned or pledged without the permission of the Compensation Committee.

        Failure by a participant (or beneficiary or transferee) to comply with any of the terms and conditions of the 2004 Plan or the applicable award agreement, unless such failure is remedied by such participant (or beneficiary or transferee) within ten (10) days after notice of such failure by the Compensation Committee, is grounds for the cancellation and forfeiture of the respective award, in whole or in part, as the Compensation Committee, in its absolute discretion, may determine.

WITHHOLDING TAXES

        Whenever cash is to be paid pursuant to an award, the Company has the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of common stock are to be delivered pursuant to an award, the Company has the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Compensation Committee, a participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of common stock having a fair market value equal to the amount of tax to be withheld.

COMPLIANCE WITH TAX LAWS

        The 2004 Plan is intended to provide performance-based compensation and thereby avoid the limitations of Section 162(m) of the Code. Section 162(m) denies a deduction by a publicly traded employer for certain compensation in excess of $1 million per year paid to the following individuals who are employed at the end of the employer's taxable year ("Covered Employees"): the chief executive officer and the four most highly compensated executive officers (other than the chief executive officer) for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for the "performance based" exception to Section 162(m) of the Code is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment. Accordingly, because the 2004 Plan has been approved by the stockholders of the Company and assuming the Compensation Committee administers the 2004 Plan so that the other conditions of Section 162(m) of the Code relating to performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the 2004 Plan will not be subject to the deduction limit of Section 162(m).

FEDERAL INCOME TAX CONSEQUENCES

        The following discussion is a brief summary of the principal United States Federal income tax consequences relating to awards under the 2004 Plan. This discussion is based on currently existing provisions of the Code, existing and proposed Treasury Regulations promulgated thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to participants described herein. Participants should be aware that this discussion does not deal with all United States federal income tax considerations that may be relevant to an individual award granted pursuant to the 2004 Plan.

        Non-Qualified Stock Options.    An optionee will not recognize any taxable income upon the grant of a non-qualified stock option. The Company will not be entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a deduction at such time in the amount of such compensation income. The optionee's tax basis for the common stock received pursuant to the exercise of a non-qualified stock option will equal the sum of the compensation income recognized and the exercise price.

        In the event of a sale of common stock received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such common stock is more than one year.

        Incentive Stock Options.    An optionee generally will not recognize any taxable income at the time of grant or exercise of an incentive stock option for regular United States federal income tax purposes, and the Company will not be entitled to a deduction with respect to such grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable compensation income, subject to applicable reporting requirements and a deduction to the Company, if the optionee subsequently engages in a "disqualifying disposition," as described below. Additionally, the spread between the fair market value of the common stock obtained upon exercise of an incentive stock option and the exercise price is an adjustment to alternative minimum taxable income and may result in the optionee's having to pay United States federal alternative minimum tax for the year of exercise.

        A sale or exchange by an optionee of common stock acquired through the exercise of an incentive stock option more than one year after the transfer of the common stock to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price paid being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange (including inter vivos gifts) takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the common stock to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such common stock. A disqualifying disposition will have the following results: any excess of (i) the lesser of (a) the fair market value of the common stock at the time of exercise of the incentive stock option and (b) in the case of a sale, the amount realized on such sale over (ii) the option exercise price, will be ordinary income to the optionee, subject to applicable reporting requirements, and the Company will be entitled to a tax deduction in the amount of such income. Any excess of (a) the amount realized on such sale over (b) the fair market value of the common stock at the time of exercise of the incentive stock option generally will qualify as capital gain and will not result in any deduction by the Company.

        Restricted Stock and Restricted Stock Units.    A grantee of restricted stock will not recognize any income upon the receipt of restricted stock unless the grantee elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income subject to withholding taxes in an amount equal to the fair market value of the restricted stock at the time of receipt less any amount paid for the shares. If the election is made, the Company will be entitled to a deduction in the same amount, but the holder will not be allowed a deduction if such shares of restricted stock are subsequently required to be returned to the Company. Any Section 83(b) election must be filed with the IRS within the applicable 30-day period. If the Section 83(b) election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At that time the holder will recognize ordinary income, subject to applicable reporting and withholding requirements, and the Company generally will be entitled to a deduction in the same amount.

        Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

        A grantee of restricted stock units generally will not recognize any income upon the grant of such restricted stock units. At the time a restricted stock unit vests, the grantee will recognize ordinary income in an amount equal to the fair market value of the shares of common stock received upon the vesting of such restricted stock unit. Subject to applicable reporting and withholding requirements, the Company generally will be entitled to a deduction in the same amount. A grantee will have a basis in any shares of common stock received upon vesting of a restricted stock unit equal the fair market value of the shares at the time such grantee recognized ordinary income.

        Generally, upon a sale or other disposition of a share of common stock received upon the vesting of a restricted stock unit, the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

        Other Incentive Awards.    The grant of a stock appreciation right or phantom stock award will not result in taxable income to the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, subject to applicable reporting and withholding requirements, and the Company generally will be entitled to a tax deduction in the same amount. A stock bonus generally will result in compensation income for the grantee, subject to reporting and withholding taxes, and a tax deduction for the Company equal to the fair market value of the shares of common stock granted.

        Change in Control.    Any acceleration of the vesting or payment of awards under the 2004 Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and which may not be deductible by the Company.

VALUE OF BENEFITS TO CERTAIN PERSONS

        The following table lists the benefits that will be received by or allocated to certain persons and groups under 2004 Plan.

New Plan Benefits(1)

2004 Plan

Name and Position	Dollar Value		Number of Units
Non-Executive Director Group	Not Determinable	(2)	105,000	(3)

(1)
Other than as listed in this table, awards under the 2004 Plan will be made by the Compensation Committee at a future time, so we are currently unable to determine the potential benefits to any other individuals under the 2004 Plan.

(2)
These grants are contingent upon the election of non-employee directors at the Annual Meeting and will occur at a future date. Accordingly, at this time, the dollar value of such grants is not determinable.

(3)
Under the 2004 Plan, each non-employee director who continues to serve on the Board will automatically receive an annual grant of an option to acquire 15,000 shares of common stock upon his or her election at the Company's annual meeting.

        Members of the Board of Directors, our executive officers and other employees are entitled to participate in the 2004 Plan. However, other than an annual option award to non-employee directors, awards under the Plan will be made by the Compensation Committee at a future time so we are currently unable to determine the potential benefits to these individuals under the 2004 Plan. No awards to date have been made to the foregoing under the 2004 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Company's Board of Directors unanimously recommends a vote FOR the approval of the 2004 Plan.

PROPOSAL 3:    RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Company is asking the stockholders to ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending October 31, 2004. The affirmative vote of the holders of a majority of the shares represented and voting on this proposal will be required to ratify the selection of KPMG LLP.

        In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors or Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such change would be in the best interest of the Company and its stockholders.

        KPMG LLP audited the Company's financial statements for fiscal years ending October 31, 2003 and 2002. Its representatives will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal years ending October 31, 2003 and October 31, 2002 and fees billed for other services rendered by KPMG LLP during those periods.

	Fiscal 2003	Fiscal 2002
Audit Fees(1)	$184,652	$95,000
Audit-Related Fees(2)	69,208	—
Tax Fees(3)	51,928	38,000
All Other Fees	—	—

Total	$305,788	$133,000

(1)
Audit Fees consist of fees billed for the annual audits and quarterly reviews.

(2)
Audit-Related Fees consist of fees billed for various SEC filings and accounting research.

(3)
Tax Fees consist of fees billed for tax consultation and assistance in the preparation of tax returns.

PRE-APPROVAL POLICIES

        All fees related to audit and non-audit services shall be brought before and approved by the Audit Committee prior to the commencement of such services.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

        The Company had no disagreements with KPMG LLP during fiscal year 2003 on accounting and financial disclosure matters.

AUDIT COMMITTEE REPORT

        The Audit Committee, which currently consists of Messrs. Campbell, Thompson, Skousen, and Raimondi, is responsible for, among other things:

  •
  reviewing the Company's annual financial statements and other relevant financial reports,

  •
  reviewing the internal financial reports prepared by management,

  •
  recommending engagement of the Company's independent public accountants,

  •
  approving the services performed by such accountants,

  •
  consulting with such accountants and reviewing with them the results of their audit, and

  •
  reviewing and evaluating the Company's systems of internal controls and the audit and financial reporting process.

        The Audit Committee has adopted a written charter (a copy of which has been included in this Proxy as Appendix A) and all members of our Audit Committee are "independent" as defined under Rule 4350(d)(2) of the NASD listing standards. In addition, the Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with its management and has discussed with the Company's independent public accountants the matters to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee).

        The Audit Committee has also considered whether the provision of non-audit services provided by KPMG LLP to the Company is compatible with maintaining their independence and has discussed with the auditors such auditors' independence.

        Based on its review, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Company's fiscal year ended October 31, 2003 be included in the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 2003, which was filed on January 28, 2004.

                      Submitted by:

                      Daniel W. Campbell (chair)
                      R. Duff Thompson
                      Thomas P. Raimondi, Jr.
                      K. Fred Skousen
                      Members of the Audit Committee

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors unanimously recommends that the stockholders of the Company vote FOR the proposal to ratify the selection of KPMG LLP to serve as the Company's independent public accountants for the fiscal year ending October 31, 2004.

EQUITY AND COMPENSATION

EQUITY COMPENSATION PLANS

        The Company maintains the 1998 Stock Option Plan, the 1999 Omnibus Stock Incentive Plan, the 2002 Omnibus Stock Incentive Plan and the 2000 Employee Stock Purchase Plan. The Company is no longer granting awards under the 1998 Stock Option Plan which was superseded by the 1999 Omnibus Stock Incentive Plan. The following table provides information about equity awards under each of the Company's Equity Compensation Plans as of October 31, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	3,659,568	$3.91	811,467	(1)(2)

Total	3,659,568	$3.91	811,467

(1)
The 2002 Plan incorporates an evergreen formula pursuant to which on each November 1, the aggregate number of shares reserved for issuance under the 2002 Plan will increase by a number of shares equal to 3% of the outstanding shares on the day preceding (October 31). The 2000 Employee Stock Purchase Plan incorporates an evergreen formula pursuant to which on November 1 of each year the aggregate number of shares reserved for issuance under the ESPP will increase by a number of shares equal to 1% of the outstanding shares on the day preceding (October 31).

(2)
Of these shares, 800,567 shares remain available for purchase under the ESPP.

HISTORICAL COMPENSATION OF THE COMPANY

        The following table presents compensation information for the Company's last three fiscal years for the Company's Chief Executive Officer and its four most highly compensated executive officers other than the Company's Chief Executive Officer.

Summary Compensation Table

Long-Term Compensation
		Annual Compensation(1)		Awards			Payouts
				Restricted Stock awards		Securities Underlying Options	LTIP Payouts	All Other Compensation
	Year	Salary	Bonus
Darl C. McBride(2) Chief Executive Officer	2003 2002	$230,769 80,525	$755,278 —		$78,517 —	200,000 600,000	$—	$—
Robert K. Bench(3) Chief Financial Officer	2003 2002 2001	155,694 173,032 184,615	$34,029 — 20,400	$	— 181,355 —	100,000 92,500 —	—	—
Christopher Sontag(4) Sr. Vice President and General Manager, SCOsource	2003 2002	153,000 6,231	281,746 —		$64,345 —	100,000 110,000	—	—
Jeff F. Hunsaker(5) Sr. Vice President and General Manager, UNIX Division	2003 2002 2001	142,889 147,922 137,499	95,932 88,084 126,935	$	— 43,980 —	100,000 38,750 —	—	—
Ryan Tibbitts(6) Vice President, General Counsel and Secretary	2003	45,153	13,500		$2,500	65,000	—	—

(1)
The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in that column. The aggregate amount of perquisites and other personal benefits provided to each executive officer listed above is less than the lesser of $50,000 and 10% of the named executive officer's total annual salary and bonus.

(2)
Mr. McBride was hired as the Company's President and Chief Executive Officer in June 2002. Mr. McBride was granted a restricted stock award of 7,003 shares during fiscal year 2003. The restrictions will lapse over a 6-month period and dividends will not be paid on the restricted stock. As of October 31, 2003, Mr. McBride held 3,502 unvested shares of restricted common stock with a value of $59,183. With respect to 200,000 options issued to Mr. McBride during fiscal year 2002, vesting commences five years after the date of grant, subject to acceleration of vesting if certain performance objective are achieved. One such objective was the Company's becoming profitable before Q4 2003, which in fact occurred. Accordingly, Mr. McBride will vest as to 50,000 shares related to such grant on April 30, 2004. Additionally, should the Company be profitable for four consecutive quarters before Q4 2004, the vesting of the grant to purchase 150,000 shares will accelerate to one year following the close of the fourth consecutive profitable quarter. Of the $755,278 bonus earned by Mr. McBride, $480,134 was paid during fiscal year 2003. The remaining $275,144 was paid during fiscal year 2004.

(3)
Mr. Bench was granted two restricted stock awards totaling 165,000 shares during the fiscal year 2002. The restrictions will lapse over a 24-month period with respect to 145,000 of the shares and vested over a one-month period with respect to 20,000 of the shares. Dividends will not be paid on the restricted stock. As of October 31, 2003, Mr. Bench held 72,500 unvested shares of restricted common stock with a value of $1,225,250. Mr. Bench's bonus earned during fiscal year 2003 was paid during fiscal year 2004.

(4)
Mr. Sontag was hired as the Company's Sr. Vice President and General Manager, SCOsource in September 2002. Mr. Sontag was granted a restricted stock award of 5,739 shares during fiscal year 2003. The restrictions will lapse over a 6-month period and dividends will not be paid on the restricted stock. As of October 31, 2003, Mr. Sontag held 2,870 unvested shares of restricted common stock with a value of $48,503. Of the $281,746 bonus earned by Mr. Sontag, $181,590 was paid during fiscal year 2003. The remaining $100,156 was paid during fiscal year 2004.

(5)
Mr. Hunsaker was granted a restricted stock award of 40,000 shares during fiscal year 2002. The restrictions will lapse over a 24-month period with respect to 20,000 of the shares and vested over a one month period with respect to the remaining 20,000 shares. Dividends will not be paid on the restricted stock. As of October 31, 2003, Mr. Hunsaker held 10,000 unvested shares of restricted common stock with a value of $169,000. Of the $95,932 bonus earned by Mr. Hunsaker, $76,820 was paid during fiscal year 2003. The remaining $19,112 was paid during fiscal year 2004.

(6)
Mr. Tibbitts was hired as the Company's Vice President and General Counsel June 2003 and became the Secretary in September 2003. Mr. Tibbitts was granted a restricted stock award of 223 shares during fiscal year 2003. The restrictions will lapse over a 6-month period and dividends will not be paid on the restricted stock. As of October 31, 2003, Mr. Tibbitts held 112 unvested shares of restricted common stock with a value of $1,893. Of the $13,500 bonus earned by Mr. Tibbitts, $7,500 was paid during fiscal year 2003. The remaining $6,000 was paid during fiscal year 2004.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table presents the grants of stock options, under the Company's option plans during fiscal year 2003, to each of the Company's executive officers named in the Summary Compensation Table.

        All option grants under each of the plans are nonqualified stock options. Options expire ten years from the date of grant.

        The exercise price of each option granted is equal to the fair market value of the Company's common stock as determined by the Board of Directors on the date of grant. In fiscal year 2003, the Company granted to its employees options to purchase a total of 1,755,000 shares of its common stock.

        Potential realizable values are computed by:

  •
  Multiplying the number of shares of common stock subject to a given option by the exercise price per share;

  •
  Assuming that the aggregate option exercise price derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire 10-year term of the option; and

  •
  Subtracting the aggregate option exercise price from that result.

        The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

			Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted(1)					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciate for Option Term
				Exercise Price Per Share ($/Share)
					Expiration Date
						0%	5%	10%
Darl C. McBride	200,000		11.4%	2.07	3/18/2013	$—	$260,362	$659,809
Robert K. Bench	100,000	(2)	5.7%	2.07	3/18/2013	$—	$130,181	$329,905
Christopher Sontag	100,000		5.7%	2.07	3/18/2013	$—	$130,181	$329,905
Jeff F. Hunsaker	100,000	(2)	5.7%	2.07	3/18/2013	$—	$130,181	$329,905
Ryan Tibbitts	30,000		1.7%	8.71	5/26/2013	$—	$164,330	$416,445
	35,000		2.0%	17.99	9/10/2013	$—	$395,984	$1,003,500

(1)
Unless otherwise provided in an award agreement, all options granted become exercisable with respect to 25% of the shares covered thereby on the first anniversary of the date of grant and vest 1/36th per month thereafter. Options are granted for a term of ten years, subject to earlier termination in certain events, and are not transferable. The Compensation Committee retains discretion, subject to certain restrictions, to modify the terms of outstanding options.

(2)
These options become exercisable with respect to 40% of the shares covered thereby on the initial three month anniversary of the date of grant and vest 1/21st per month thereafter.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND YEAR-END OPTION VALUES

			Number of Shares Underlying Unexercised Options at October 31, 2003
					Value of Unexercised In-the-Money Options at October 31, 2003
	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Darl C. McBride	—	$—	133,333	666,667	$2,151,995	$10,498,005
Robert K. Bench	—	$—	95,750	96,750	$1,438,120	$1,454,530
Christopher Sontag	—	$—	27,500	182,500	$434,500	$2,786,500
Jeff F. Hunsaker	5,000	$44,400	64,995	68,755	$976,765	$1,038,811
Ryan Tibbitts	—	$—	—	65,000	$—	$245,700

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the 1999 and the 2002 Omnibus Stock Incentive Plans.

        The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for its stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through competitive compensation packages.

        General Compensation Policy.    The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance and that are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance; (ii) quarterly performance awards tied to the Company's operating margin on its UNIX business and the performance of agreed-upon corporate objectives, including but not limited to consolidated revenue and net operating income; and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and its stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be tied to the Company's financial performance and stock price appreciation rather than base salary.

        Factors.    The principal factors that were taken into account in establishing each executive officer's compensation package for the 2003 fiscal year are described below. However, the Compensation Committee has reserved the ability to exercise its discretion in applying entirely different factors, such as different measures of financial performance, for future fiscal years.

        Base Salary.    The base salary levels for the executive officers were established for the 2003 fiscal year on the basis of the following factors: personal performance and experience, the estimated salary levels in effect for similar positions within and outside the Company's industry with which the Company competes for executive talent and internal comparability considerations. The Compensation Committee made its decision as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries are reviewed on an annual basis and adjustments are made in accordance with the factors indicated above.

        Quarterly Performance Awards.    Certain executive officers (other than the Chief Executive Officer whose quarterly performance awards are described below in CEO compensation) may also earn a quarterly performance award on the basis of: (i) achievement of positive operating margin for the Company's UNIX business and (ii) achievement of certain financial goals and agreed upon objectives as approved by the Board of Directors and executive management. Prior to the payment of any quarterly performance award, the achievement of the financial goals must be attained in any given quarter. During fiscal year 2003, quarterly performance awards were earned during the fourth quarter, based on the attainment of contribution margin by the Company's UNIX business and achievement of the agreed upon financial goals.

        Equity Incentives.    Equity incentives to the executive officers were provided through stock option grants and restricted stock awards under the 1999 and 2002 Omnibus Stock Incentive Plans. The grants and awards are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of the Company's common stock at a fixed price per share (the market price of the grant date) over a specified period of time (up to 10 years). The shares subject to each option vest in installments, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

        The number of shares subject to each option grant or restricted stock award will be set at a level intended to create a meaningful opportunity for stock ownership based on the executive's current position with the Company, the base salary associated with the position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee will also take into account the executive officer's existing holdings of the Company's common stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive.

        CEO Compensation.    In setting the total compensation payable to the Company's Chief Executive Officer for the 2003 fiscal year, the Compensation Committee sought to make that compensation competitive, while at the same time assuring that a significant percentage of compensation was tied to the Company's performance. The Compensation Committee reviewed industry compensation surveys for chief executive officers of comparable software companies to determine an appropriate compensation level. During fiscal year 2003, in accordance with a general cost reduction program, the base salary for Darl McBride, the Company's Chief Executive Officer, was reduced from approximately $250,000 to approximately $230,000. Mr. McBride also earned a bonus of $833,795 of which $480,134 was paid during fiscal year 2003 and the remaining $275,144 was paid during fiscal year 2004. Of the $833,795 bonus, $755,278 was paid in cash and the remaining amount of $78,517 was paid in the form of a restricted stock grant. Mr. McBride earned this bonus as a result of reaching financial targets for revenue and net income and generating positive contribution margin from the Company's SCOsource initiatives.

        In recognition of the leadership and guidance Mr. McBride continues to bring to the Company, he was granted an option to purchase 200,000 shares of the Company's common stock in fiscal year 2003. These options vest over four years.

        Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 2003 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal year 2003 will exceed that limit. The Company's 1999 and 2002 Omnibus Stock Incentive Plans have been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the options shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual non-performance based cash compensation of any executive officer ever approach the $1 million level.

        It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interest of its stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short- and long-term.

                      Submitted by:
                      R. Duff Thompson (chair)
                      Edward E. Iacobucci
                      Darcy G. Mott
                      Thomas P. Raimondi, Jr.
                      Members of the Compensation Committee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of January 1, 2004, the number of shares of common stock held of record or beneficially by each person who held of record, or who had the right to acquire shares of common stock within 60 days, or was known by us to own beneficially, more than 5% of the Company's Common Stock, and the name and holdings of each director and named executive officer and of all executive officers and directors as a group.

Name of Person or Group	Number of Shares Beneficially Owned		Percent of Class
Principal Stockholders:
The Canopy Group, Inc. 333 South 520 West, Suite 300 Lindon, Utah 84042	5,492,834		38.7%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,609,700		11.3%
Capital Group International, Inc. 11100 Santa Monica Boulevard Los Angeles, CA 90025	1,312,000		9.2%
Named Executive Officers And Directors:
Ralph J. Yarro III	5,614,355	(1)	39.5%
Edward E. Iacobucci	106,923	(2)	*
Darcy G. Mott	56,299	(3)	*
R. Duff Thompson	61,923	(4)	*
Thomas P. Raimondi, Jr.	77,885	(5)	*
K. Fred Skousen	0		*
Daniel W. Campbell	0		*
Darl C. McBride	181,669	(6)	1.3%
Robert K. Bench	333,962	(7)	2.4%
Christopher Sontag	42,405	(8)	*
Jeff F. Hunsaker	101,436	(9)	*
Ryan E. Tibbitts	2,437	(10)	*
All Officers and Directors as a Group (12 Persons)	6,579,294	(10)	46.3%

*
Does not exceed one percent of the class.

(1)
Consists of options to purchase 82,500 shares of common stock, 10,000 shares of common stock acquired through an open-market purchase, 175 shares of common stock, 28,846 shares of common stock received for service on the Board, and 5,492,834 shares of common stock held by The Canopy Group. Mr. Yarro is the President and Chief Executive Officer of The Canopy Group. Mr. Yarro disclaims beneficial ownership of the shares held by The Canopy Group except to the extent of his pecuniary interest therein.

(2)
Consists of options to purchase 70,000 shares of common stock, 10,000 shares of common stock acquired through an open-market purchase and 26,923 shares of common stock received for service on the Board.

(3)
Consists of 337 shares of common stock held by Mr. Mott, options to purchase 22,500 shares of common stock and 33,462 shares of common stock received for service on the Board.

(4)
Consists of options to purchase 45,000 shares of common stock and 16,923 shares of common stock received for service on the Board.

(5)
Consists of options to purchase 45,000 shares of common stock and 32,885 shares of common stock received for service on the Board.

(6)
Consists of 7,003 shares of restricted common stock, 8,000 shares of common stock acquired in an open-market purchase and options to purchase 166,666 shares of common stock.

(7)
Consists of 119,100 shares of restricted common stock, options to purchase 114,887 shares of common stock, 18,475 shares of common stock acquired through the Company's Employee Stock Purchase Program and 81,500 shares of common stock acquired in open-market purchases.

(8)
Consists of 5,739 shares of restricted common stock and options to purchase 36,666 shares of common stock.

(9)
Consists of 20,000 shares of restricted common stock, 1,783 shares of common stock acquired through the Company's Employee Stock Purchase Program, and options to purchase 79,653 shares of common stock.

(10)
Consists of 223 shares of restricted common stock, 1,214 shares of common stock acquired through the Company's Employee Stock Purchase Program and 1,000 shares of common stock acquired in an open-market purchase.

(11)
See notes (1) through (10) as applicable.

        The table above does not include information about shares of common stock owned, or that may be considered to be beneficially owned, by Royal Bank of Canada and BayStar Capital II, L.P. This is because these holders do not currently own and may not at any time own more than 4.99% of our outstanding common stock and, under the terms of the Series A-1 Convertible Preferred Stock owned by them that are convertible into shares of our common stock, these holders may not convert these securities to the extent that the conversion would cause either of them to own at any time outstanding common stock representing more than 4.99% of our common stock outstanding following such conversion.

        Neither Royal Bank of Canada nor BayStar Capital nor their respective affiliates may beneficially own more than 4.99% of our common stock at any time, and, in the aggregate, no more than 2,863,135 shares of our common stock may be issued upon the conversion of our outstanding shares of Series A-1 Convertible Preferred Stock. The Series A-1 Convertible Preferred Stock is convertible into shares of our common stock at a variable price based upon the market price of our common stock, subject to a floor price of $13.50 per share. To date, none of these shares of common stock have been issued.

        Until October 2006, the holders of our Series A-1 Convertible Preferred Stock have a participation right entitling them to purchase their pro rata share of any future equity securities, or debt that is convertible into equity, on the same terms offered by us to other purchasers of such securities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file. The Company believes that during the year ended October 31, 2003, all reporting persons complied with all applicable filing requirements, with the exception that each of the following reporting persons filed one Form 4 after the required filing date with respect to one transaction for each: Steven M. Cakebread, Jeff F. Hunsaker, Edward E. Iacobucci, Darcy G. Mott, Thomas P. Raimondi, R. Duff Thompson and Ralph J. Yarro III.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Other than the transactions described below, during fiscal year 2003 there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or will be a party:

  •
  in which the amount exceeds $60,000; and

  •
  in which any director, executive officer, holder of more than 5% of our Common Stock or any member of their immediate family had or will have a direct or indirect material interest.

The Canopy Group, Inc.

        Mr. Ralph J. Yarro III, the Chairman of the Company's Board of Directors, is the President and Chief Executive Officer and a director of The Canopy Group, Inc. ("Canopy"). Additionally, Mr. Darcy G. Mott, also a director of the Company, is the Vice President, Treasurer and Chief Financial Officer of Canopy. As of October 31, 2003, Canopy owned approximately 40 percent of the Company's issued and outstanding common stock.

        In connection with the Company's acquisition of Vultus, Inc. ("Vultus") in June 2003, the Company assumed the obligations of Vultus under two secured notes payable to Canopy totaling $1,073,000. In connection with the assumption of the notes payable to Canopy, Canopy agreed to accept the issuance of approximately 138,000 shares of the Company's common stock in full satisfaction of the obligations. The Company also issued Canopy approximately 37,000 shares of its common stock as part of the purchase price for the acquisition. Canopy was a stockholder and significant debt holder of Vultus. Neither Canopy nor any of its officers or directors participated in the approval of this transaction.

        On April 30, 2003, the Company and Center 7, Inc. ("C7") entered into a Marketing and Distribution Master Agreement (the "Marketing Agreement") and an Assignment Agreement. On October 2, 2003, C7 assigned the Assignment Agreement to Vintela, Inc. ("Vintela"), and Vintela and the Company entered into a new marketing agreement (the "Vintela Agreement"). Both C7 and Vintela are majority owned by Canopy. Under the Vintela Agreement, the Company was appointed as a worldwide distributor for Vintela products and will co-brand, market and distribute these products.

        Under the Assignment Agreement, the Company assigned to C7, which rights were subsequently assigned to Vintela, the copyright applications, patents and contracts related to Volution Manager, Volution Authentication, Volution Online and Volution Manager Update Service (collectively, the "Assigned Software"). As consideration for this assignment, C7 issued, and Vintela assumed, a $500,000 non-recourse promissory note payable to the Company, secured by the Assigned Software. This note is due on April 30, 2005 with interest payable at a rate of one percent above the prime rate as reported in the Wall Street Journal.

        During fiscal year 2002, the Company entered into an operating lease agreement with Canopy for office space for its headquarters in Utah. The lease extends through December 2007, and the Company pays Canopy for rent and related expenses. During fiscal year 2003, the Company paid Canopy approximately $639,000 under this lease.

Sales Force.com

        Mr. Steve Cakebread, the Chief Financial Officer for Sales Force.com, was a member of the Company's Board of Directors until December 22, 2003. During the year ended October 31, 2003, the Company entered into a leasing agreement to use one of Sales Force.com's products to run its internal sales and marketing planning, lead generation and customer tracking system. Payments to Sales Force.com were approximately $117,000 during fiscal year 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee for our last fiscal year were Messrs. Thompson, Iacobucci, Raimondi and Mott. None of the members of the Company's Compensation Committee has at any time been an officer or employee of the Company or any of its subsidiaries or parent. None of the executive officers of the Company currently serves or in the past year has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company's Board of Directors or Compensation Committee.

STOCK PERFORMANCE

        The following graph shows a comparison of cumulative total stockholder return on the Company's common stock, based on the market price of our common stock, assuming reinvestment of dividends, with the cumulative total return on the Nasdaq Stock Market (U.S.) Index as reported by Media General Financial Services and the MG Group Index for internet software and services as reported by Media General Financial Services for the period beginning March 21, 2000 (the date of the Company's initial public offering) through October 31, 2003.

COMPARE CUMULATIVE TOTAL RETURN
AMONG SCO GROUP, INC.
NASDAQ MARKET INDEX AND MG GROUP INDEX

ASSUMES $100 INVESTED ON MAR. 21, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING OCT. 31, 2003

	3/21/00	10/31/00	10/31/01	10/31/02	10/31/03
The SCO Group, Inc.	100.00	11.89	1.02	1.11	14.35
MG Group Index	100.00	44.01	11.80	9.42	19.63
NASDAQ Market Index	100.00	73.50	36.86	29.66	43.07

STOCKHOLDER PROPOSALS

        No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held on or about April 19, 2005. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 2005 annual meeting of stockholders of the Company, provided such proposals are received by the Company in writing no later than November 6, 2004 and are otherwise in compliance with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

        In addition, the Company's Bylaws permit stockholders to nominate directors at the annual meeting by providing advance written notice to the Company. In order to make a director nomination at a stockholder meeting, a stockholder must notify the Company not fewer than 120 days in advance of any meeting of stockholders called for the election of directors. Similarly, the Company's Bylaws permit stockholders to cause other business to be conducted at any meeting of stockholders by providing advance written notice to the Company. In order for such business to be conducted at a stockholder meeting, a stockholder must notify the Company not fewer than 120 days in advance of the meeting of stockholders. Assuming the date of next year's annual meeting is April 19, 2005, any notice required under the Bylaws as described in this paragraph must be received by the Company no later than December 20, 2004 in order to be timely for next year's annual meeting. In addition, the notice must meet all other requirements contained in the Company's Bylaws.

        A stockholder may contact the Corporate Secretary of the Company at its headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS

        We do not know of any business, other than described in this Proxy Statement, that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

        To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending and voting at the Annual Meeting.

AVAILABLE INFORMATION

        We are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, file reports and other information with the Securities and Exchange Commission (the "Commission"). Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at its regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. In addition, the Commission maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the Commission at http://www.sec.gov.

        Our common stock is listed on the Nasdaq SmallCap Market and trades under the symbol "SCOX." Reports and other information concerning the Company can be inspected at the offices of Nasdaq at 1735 "K" Street, N.W., Washington, D.C. 20006-1500.

APPENDIX A

THE SCO GROUP, INC.

AUDIT COMMITTEE CHARTER

January 23, 2004

I.    Composition of the Audit Committee.

        The Audit Committee of The SCO Group, Inc. (the "Company") shall be comprised of at least three directors, each of whom is (i) "independent" under the rules of the Nasdaq Stock Market, Inc., except as permitted by Nasdaq Rule 4350(d) and the Sarbanes-Oxley Act of 2002, and the rules promulgated there under, (ii) does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

        Notwithstanding the immediately preceding paragraph, one director who is not "independent" under the rules of the Nasdaq Stock Market, Inc., who does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, who is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Exchange Act, and who is not a current officer or employee, or a spouse, parent, child or sibling, whether by blood, marriage or adoption of, or a person who has the same residence as, any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, shall have determined that such individual's membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years and may not chair the Committee.

        No director may serve as a member of the Audit Committee if such director serves on the Audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company's annual proxy statement.

        Members shall be appointed by the Board based on nominations recommended by the Company's Nominations Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Board shall designate one member of the Audit Committee as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue.

II.    Purpose of the Audit Committee.

        The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing management's assessment of the effectiveness of internal control over financial reporting (commencing in the fiscal year ending October 31, 2004), and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

        The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

        The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

III.    Meetings of the Audit Committee.

        The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should meet separately periodically with management, the director of the internal auditing department and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Committee shall meet in executive session at least twice a year. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.    Duties and Powers of the Audit Committee.

        To carry out its purposes, the Audit Committee shall have the following duties and powers:

  1.
  with respect to the independent auditors,

  (i)
  to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee;

    (ii)
    to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;

    (iii)
    to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

    (iv)
    to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

    (v)
    to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences in addition to the report on internal control regarding Sarbanes Oxley 404 testing;

    (vi)
    to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;

    (vii)
    to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner;

    (viii)
    to review and approve all related party transactions of the Company; and

    (ix)
    to take into account the opinions of management and the Company's internal auditors in assessing the independent auditors' qualifications, performance and independence;

  2.
  with respect to the internal auditing department,

  (i)
  to review the appointment and replacement of the director of the internal auditing department;

  (ii)
  the director of the internal audit department will report directly to the Chairperson of Audit Committee, the Chairperson of the Audit Committee will perform performance and salary reviews of the director of internal audit;

  (iii)
  to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management's responses thereto; and

  (iv)
  to review and approval the Internal Audit Department Charter and approve any changes to the Charter;

        3.     with respect to accounting principles and policies, financial reporting and internal audit control over financial reporting,

    (i)
    to advise management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

    (ii)
    to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented or other professional standards, including reports and communications related to:

    •
    deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

    •
    consideration of fraud in a financial statement audit;

    •
    detection of illegal acts;

    •
    the independent auditors' responsibility under generally accepted auditing standards;

    •
    any restriction on audit scope;

    •
    significant accounting policies;

    •
    significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

    •
    management judgments and accounting estimates;

    •
    any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

    •
    the responsibility of the independent auditors for other information in documents containing audited financial statements;

    •
    disagreements with management;

    •
    consultation by management with other accountants;

    •
    major issues discussed with management prior to retention of the independent auditors;

    •
    difficulties encountered with management in performing the audit;

    •
    the independent auditors' judgments about the quality of the Company's accounting principles;

    •
    reviews of interim financial information conducted by the independent auditors; and

    •
    the responsibilities, budget and staffing of the Company's internal audit function;

    (iii)
    to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department:

    •
    to discuss the scope of the annual audit;

    •
    to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

      •
      to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company's financial statements;

      •
      to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

      •
      to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

      •
      to review the form of opinion the independent auditors propose to render to the Board of Directors and stockholders; and

      •
      to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

    (iv)
    to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

    (v)
    to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

    (vi)
    to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with the Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act;

    (vii)
    to discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

    (viii)
    to review and approve the type and presentation of information to be included in earnings press releases and press releases with financial impact;

    (ix)
    to review and approve the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

    (x)
    to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters "Whistle-blower Policy"; and

    (xi)
    to establish hiring policies for employees or former employees of the independent auditors.

  4.
  with respect to reporting and recommendations,

  (i)
  to review and approve any report, charter, policy or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC or Nasdaq to be included in the Company's annual report or proxy statement, or to be implemented within the Company to comply with the above authorities;

  (ii)
  to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors;

  (iii)
  to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

  (iv)
  to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

V.    Delegation to Subcommittee.

        The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI.    Resources and Authority of the Audit Committee.

        The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

        The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

        1.     Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company;

        2.     Compensation of any advisers employed by the Audit Committee; and

        3.     Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

THE SCO GROUP, INC

2004 OMNIBUS STOCK INCENTIVE PLAN

1.
Establishment and Purpose.

        There is hereby adopted the SCO Group, Inc. 2004 Omnibus Stock Incentive Plan (the "Plan"). The Plan shall be in addition to (but except as provided in Section 3(a) below shall not supplant or be construed to amend or terminate) The SCO Group, Inc. 2002 Omnibus Stock Incentive Plan and the 1999 Omnibus Stock Incentive Plan. The Plan is intended to promote the interests of the Company and the stockholders of the Company by providing officers, other employees of the Company, directors who are not employees of the Company, consultants and other persons who are expected to make a long-term contribution to the success of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and/or to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interest more closely to the interest of stockholders.

2.
Definitions.

        As used in the Plan, the following definitions apply to the terms indicated below:

  (a)
  "Award Agreement" shall mean the written agreement between the Company and a Participant evidencing an Incentive Award.

  (b)
  "Board of Directors" shall mean the Board of Directors of the Company.

  (c)
  "Cause," when used in connection with the termination of a Participant's employment by the Company, shall mean (i) the willful and continued failure by the Participant substantially to perform his duties and obligations to the Company (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct that is materially injurious to the Company. For purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause.

  (d)
  "Change in Control" shall mean any of the following occurrences:

              (i)  any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

             (ii)  during any period of not more than two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 2(d)) whose election by the Board of Directors or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

            (iii)  the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein above defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

            (iv)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  (e)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  (f)
  "Committee" shall mean the Compensation Committee of the Board of Directors. The Committee shall consist of three or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act (or who satisfies any other criteria for administering employee benefit plans as may be specified by the Securities and Exchange Commission in order for transactions under such plan to be exempt from the provisions of Section 16(b) of the Exchange Act), and an "Independent Director" under applicable NASD rules.

  (g)
  "Company" shall mean The SCO Group, Inc., a Delaware corporation.

  (h)
  "Common Stock" shall mean the common stock of the Company, $0.001 par value per share.

  (i)
  "Disability" shall mean: (i) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or a Subsidiary of the Company and applicable to such Participant; or (ii) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code.

  (j)
  "Effective Date" shall mean the date upon which this Plan is adopted by the Board of Directors.

  (k)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  (l)
  "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

  (m)
  "Exercise Date" shall mean the date on which a Participant may exercise an Incentive Award.

  (n)
  "Fair Market Value" of a share of Common Stock, as of a date of determination, shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (ii) if the shares of Common Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (iii) if the shares of Common Stock are not then listed on the Nasdaq Stock Market, the average of the highest reported bid and lowest reported asked prices for the shares of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as determined by the Committee in good faith.

  (o)
  "Incentive Award" shall mean an Option, Tandem SAR, Stand-Alone SAR, Restricted Stock grant, Restricted Stock Unit grant, Phantom Stock grant or Stock Bonus granted pursuant to the terms of the Plan.

  (p)
  "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

  (q)
  "Issue Date" shall mean the date established by the Company on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(e) of the Plan.

  (r)
  "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

  (s)
  "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 7 of the Plan.

  (t)
  "Participant" means any person who is both eligible to receive an Incentive Award pursuant to the Plan (as set forth in Section 5 of the Plan) and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

  (u)
  "Phantom Stock" shall mean the right, granted pursuant to Section 11 of the Plan, to receive in cash the Fair Market Value of a share of Common Stock.

  (v)
  "Plan" shall mean this 2004 Omnibus Stock Incentive Plan, as amended from time to time.

  (w)
  "Reference Value" shall mean, with respect to Stand-Alone SARs, the greater of the Fair Market Value or the value given by the Compensation Committee on the date of grant.

  (x)
  "Restricted Stock" shall mean a share of Common Stock that is granted pursuant to the terms of Section 10 of the Plan and that is subject to the restrictions set forth in Section 10 of the Plan.

  (y)
  "Restricted Stock Unit" shall mean any unit granted under Section 10 of the Plan evidencing the right to receive a share of Common Stock (or a cash payment equal to the Fair Market Value of a share of Common Stock) at some future date.

  (z)
  "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act.

  (aa)
  "Section 162(m)" shall mean Section 162(m) of the Code and the regulations promulgated thereunder.

  (ab)
  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

  (ac)
  "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 of the Plan that is not related to any Option.

  (ad)
  "Stock Bonus" shall mean a bonus payable in shares of Common Stock granted pursuant to Section 12 of the Plan.

  (ae)
  "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

  (af)
  "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 of the Plan that is related to an Option.

  (ag)
  "Termination of employment," or words of similar import, in the Plan shall be deemed, (i) when applied to non-employee directors, to mean "termination of service as a director," and (ii) when applied to employees, including employee-directors, to mean "termination of service as an employee and, if applicable, as a director."     Reference to "termination of employment," or words of similar import, in the Plan shall not be deemed to apply to persons who were not employees or a director of the Company or a Subsidiary of the Company.

  (ah)
  "Vesting Date" shall mean the date established by the Committee on which an Incentive Award may vest.

3.
Stock Subject to the Plan.

(a)
Shares Available for Awards.

    The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 1,500,000 shares (subject to adjustment as provided under Section 3(c) of the Plan). The total number of shares reserved for issuance hereunder may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares of Common Stock issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. The grant of a Tandem SAR shall not reduce the number of shares of Common Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Upon the exercise of any Tandem SAR, the related Option shall be canceled to the extent of the number of shares of Common Stock as to which the Tandem SAR is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Incentive Awards under the Plan. Subject to adjustment under Section 3(c) of the Plan, the maximum number of shares of Common Stock that may be issued under the Plan shall be increased as of November 1 each year, beginning November 1, 2005, by three percent (3%) of the total number of shares of Common Stock that are issued and outstanding on the immediately preceding October 31st. Any provision herein to the contrary notwithstanding, the maximum number of shares of Common Stock that may issued pursuant to Incentive Stock Options granted hereunder shall not exceed 1,500,000, subject to adjustment under Section 3(c) of the Plan.

  (b)
  Individual Limitation.

    The total number of shares of Common Stock subject to Incentive Awards (including Incentive Awards payable in cash but denominated as shares of Common Stock, i.e., Stand-Alone SARs and Phantom Stock), awarded to any employee during any tax year of the Company, shall not exceed 400,000 shares. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code.

  (c)
  Adjustment for Change in Capitalization.

    In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock that may thereafter be issued in connection with Incentive Awards, (ii) the number and kind of shares of stock issued or issuable in respect of outstanding Incentive Awards, and (iii) the exercise price, grant price, or purchase price relating to any Incentive

    Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

  (d)
  Re-Use of Shares.

    The following shares of Common Stock shall again become available for Incentive Awards: any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; any shares of Restricted Stock forfeited; any shares in respect of which a stock appreciation right is settled for cash; any shares tendered to the Company to pay the exercise price of any Options; and any shares tendered to the Company for the payment of taxes; provided, however, any shares acquired by the Company pursuant to the immediately preceding clause shall not apply to Incentive Stock Options.

4.
Administration of the Plan.

        The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, canceled, forfeited, exchanged, or surrendered; to subject shares of Common Stock to which an Award may relate to rights of repurchase or rights of refusal in favor of the Company under the circumstances and upon the terms set forth in an Award Agreement; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent in accordance with Section 162(m)of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

        The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Tandem SAR, Stand-Alone SAR, Option or shares of Phantom Stock granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Tandem SAR, Stand-Alone SAR, Option or shares of Phantom Stock, and (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Restricted Stock Unit or Phantom Stock or otherwise adjust any of the terms applicable to such share.

        No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, if, in either case, such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner such member, director or employee reasonably believed to be in or not opposed to the best interests of the Company.

5.
Eligibility.

        The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be all employees and directors of the Company and its Subsidiaries, consultants and such other persons whom the Committee determines are expected to make a contribution to the Company; provided, however, that no Incentive Awards shall be granted to any "officers" or "directors" of the Company or its Subsidiaries (within the meaning of the rules of Nasdaq Stock Market or any other securities exchange on which Company shares are traded) unless and until the stockholders of the Company formally approve the Plan at a duly called stockholders meeting. Notwithstanding any other provision of the Plan to the contrary, Incentive Stock Options may be granted only to employees of the Company or its Subsidiaries. Subject to the foregoing, the Committee may grant Incentive Awards to any, all or none of such eligible persons at any time, from time to time, during the term of the Plan.

6.
Awards Under the Plan; Award Agreement.

        The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, Restricted Stock Units, shares of Phantom Stock and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

        Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement that shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

        Notwithstanding the foregoing, unless modified or amended by the Compensation Committee, upon the conclusion of each regular meeting of the Company's stockholders held in the year 2004 or thereafter, each non-employee director who will continue to serve as a member of the Board of Directors thereafter, shall automatically receive an Option to purchase 15,000 shares of Common Stock. The Options granted under this Section 6 shall become exercisable in full on the first anniversary of the date of grant. A non-employee director who was previously an employee shall be eligible to receive grants of Options under this Section 6.

7.
Options.

(a)
Identification of Options.

    Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

  (b)
  Exercise Price.

    Each Award Agreement with respect to an Option shall set forth the amount (the "Option Exercise Price") payable by the grantee to the Company upon exercise of the Option. The Option Exercise Price per share shall be set by the Committee in its discretion on a case by case basis, but in the case of an Incentive Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

  (c)
  Term and Exercise of Options.

             (1)  Unless the applicable Award Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25% of the shares covered thereby on the first anniversary of the date of grant and vest 1/36th per month thereafter. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Award Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

             (2)  An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. An Option may also be exercised electronically by notifying the Company's agent, pursuant to the methods then in use by that agent. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which and the form or forms in which payment of the Option Exercise Price may be made or deemed made, including, without limitation: (i) in cash, by certified check, bank cashier's check or wire transfer; (ii) by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the full amount of the Option Exercise Price, (iii) by delivering shares of Common Stock owned by the Participant for at lease six months with appropriate stock powers; or (iv) any combination of the foregoing forms. In determining the number of shares of Common Stock necessary to be delivered to or retained by the Company, such shares shall be valued at their Fair Market Value as of the exercise date.

             (3)  Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised. In the event of an exercise by way of electronic means, no actual certificates need be issued.

  (d)
  Limitations on Incentive Stock Options.

            (1)   To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary of the Company) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

            (2)   No Incentive Stock Option may be granted to an individual if, at the time of the grant, such individual owns, taking into account Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (i) the exercise price per share of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

  (e)
  Effect of Termination of Employment.

            (1)   Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate for any reason other than death, Disability or Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three months (or 120 days in the case of a Non-Qualified Stock Option) after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

            (2)   Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate on account of the Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

            (3)   Unless an applicable Award Agreement provides otherwise, if a Participant's employment with the Company or a Subsidiary of the Company is terminated for Cause, Options granted to the Participant, to the extent they are then exercisable, shall remain exercisable for 30 days following the date of termination of employment, on which date they shall expire. Notwithstanding the foregoing, no Option shall be exercisable after expiration of its term.

  (f)
  Effect of Change in Control.

    Upon the occurrence of a Change in Control, Options granted to a Participant, to the extent that they were exercisable at the time of a Change in Control, shall remain exercisable until their expiration notwithstanding the provisions of Section 7(e) of the Plan. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term. Any vested, exercisable Options outstanding at the time of a Change in Control shall be cashed out, converted to options of the acquiring entity, assumed by the acquiring entity or otherwise disposed of in the manner provided in any stockholder-approved agreement or plan governing or providing for such Change in Control ("Change in Control Agreement"); provided that any such cash-out, conversion, assumption or disposition of the Options shall not deprive the Option holder of the inherent value of his Options, measured solely by the excess of the Fair Market Value of the underlying Option shares immediately prior to the Change in Control over the Option Exercise Price, without the holder's consent. In the absence of such governing provisions in a Change in Control Agreement, the Committee in its sole discretion may on a case by case basis require any vested, exercisable Options that remain outstanding upon a Change in Control to be cashed out and terminated in exchange for a lump sum cash payment, shares of the acquiring entity or a combination thereof equal in value to the fair market value of the Option, measured in the manner described above, immediately prior to the Change in Control. Any non-vested Options shall terminate upon a Change in Control unless: (A) otherwise provided in the Change in Control Agreement or in a written agreement, such as a severance agreement, between the Company and the Participant; or (B) the Committee in its sole discretion on a case by case basis elects in writing to waive termination.

8.
Tandem SARs.

        The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted.

  (a)
  Benefit Upon Exercise.

    The exercise of a Tandem SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the Option Exercise Price per share of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

  (b)
  Term and Exercise of Tandem SAR.

            (1)   A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

            (2)   The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Common Stock shall cause the automatic and immediate cancellation of any related Tandem SARs to the extent that the number of shares of Common Stock remaining subject to such Option is less than the number of shares then subject to such Tandem SAR. Such Tandem SARs shall be canceled in the order in which they become exercisable.

            (3)   No Tandem SAR shall be assignable or transferable otherwise than together with its related Option, and any such transfer or assignment will be subject to the provisions of Section 20 of the Plan.

            (4)   A Tandem SAR shall be exercisable by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. A Tandem SAR may also be exercised electronically by notifying the Company's agent, pursuant to the methods then in use by that agent. Such notice shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

9.
Stand-Alone SARs.

(a)
Benefit Upon Exercise.

    The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the Reference Value of the Stand-Alone SAR. Such payments shall be made as soon as practicable after the effective date of such exercise.

  (b)
  Term and Exercise of Stand-Alone SARs.

            (1)   Unless the applicable Award Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25% of the shares covered thereby on the first anniversary of the date of grant and vest 1/36th per month thereafter. The Committee shall determine the expiration date of each Stand-Alone SAR. Unless the applicable Award Agreement provides otherwise, no Stand-Alone SAR shall be exercisable prior to the first anniversary of the date of grant.

            (2)   A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. A Stand-Alone SAR may also be exercised electronically by notifying the Company's agent, pursuant to the methods then in use by that agent. Such notice shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

  (c)
  Effect of Termination of Employment.

    The provisions set forth in Section 7(e) of the Plan with respect to the exercise of Options following termination of employment shall apply as well to the exercise of Stand-Alone SARs.

  (d)
  Effect of Change in Control.

    Upon the occurrence of a Change in Control, (i) Stand-Alone SARs granted under the Plan, to the extent exercisable at the time of a Change of Control, shall remain exercisable until their expiration notwithstanding the provisions of Section 7(e) of the Plan that are incorporated into this Section 9, and (ii) Stand-Alone SARs not exercisable at the time of a Change in Control shall expire at the close of business on the date of such Change in Control. Any vested, exercisable Stand-Alone SARs shall, upon a Change in Control, be cashed out, converted, assumed or otherwise disposed of in the same manner as applies to Options under Section 7(f) of the Plan.

10.
Restricted Stock and Restricted Stock Units.

(a)
Issue Date and Vesting Date.

    At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares, or in the case of Restricted Stock Units, a Vesting Date or Vesting Dates. The Committee may divide such shares or units into classes and assign a different Issue Date and/or Vesting Date, as applicable, for each class. If the grantee is employed by the Company or a Subsidiary of the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e) of the Plan. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) of the plan are satisfied, and except as provided in Section 10(g) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) of the Plan shall lapse.

  (b)
  Conditions to Vesting.

    At the time of the grant of shares of Restricted Stock or Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

  (c)
  Restrictions on Transfer Prior to Vesting.

    Prior to the vesting of a share of Restricted Stock or a Restricted Stock Unit, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share or units, and all of the rights related thereto, shall be forfeited by the Participant.

  (d)
  Dividends on Restricted Stock.

    The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

  (e)
  Issuance of Certificates.

            (1)   Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend: The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 2004 Omnibus Stock Incentive Plan of The SCO Group, Inc. and an Award Agreement entered into between the registered owner of such shares and The SCO Group, Inc. A copy of such Plan and Award Agreement is on file in the office of the Secretary of The SCO Group, Inc., 320 South 520 West, Suite 100, Lindon, Utah 84042. Such legend shall not be removed until such shares vest pursuant to the terms of the applicable Award Agreement.

            (2)   Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

  (f)
  Consequences of Vesting.

    Upon the vesting of a share of Restricted Stock or a Restricted Stock Unit pursuant to the terms of the applicable Award Agreement, the restrictions of Section 10(c) of the Plan shall lapse, except as otherwise provided in the Award Agreement. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e) of the Plan, together with any dividends held in escrow pursuant to Section 10(d) of the Plan.

  (g)
  Effect of Termination of Employment.

            (1)   Subject to such other provision as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 4 of the Plan, upon the termination of a Participant's employment by the Company or any Subsidiary of the Company for any reason other than Cause, any and all shares of Restricted Stock or Restricted Stock Units that have not vested shall be immediately forfeited by the Participant and transferred to the Company, provided that if the Committee, in its sole discretion and within 30 days after such termination of employment notifies the Participant in writing of its decision not to terminate the Participant's rights in such shares or units, then the Participant shall continue to be the owner of such shares or such units subject to such continuing restrictions as the Committee may prescribe in such notice. If shares of Restricted Stock are forfeited in accordance with the provisions of this Section 10, the Company shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

            (2)   In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock or Restricted Stock Units granted to such Participant that have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends paid on such shares of Restricted Stock.

  (h)
  Effect of Change in Control.

    Upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock or Restricted Stock Units that have not theretofore vested shall immediately expire and be cancelled.

  (i)
  Special Provisions Regarding Restricted Stock Awards.

    The Committee may designate on a case-by-case basis whether Restricted Stock or Restricted Stock Unit awards are intended to be "performance based compensation" within the meaning of Code Section 162(m). The grant of Restricted Stock or Restricted Stock Units so designated shall be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (i) the attainment of a specified percentage return on total stockholder equity of the Company; (ii) the attainment of a specified percentage increase in earnings per share of Common Stock; (iii) the attainment of a specified percentage increase in net income of the Company; and (iv) the attainment of a specified percentage increase in profit before taxation of the Company (or a Subsidiary or division of the Company if applicable). Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles as in effect from time to time. Such shares shall vest only after the attainment of such performance measures have been certified by the Committee.

11.
Phantom Stock.

(a)
Vesting Date.

    At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) of the Plan are satisfied, and except as provided in Section 11(d) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

  (b)
  Benefit Upon Vesting.

    Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount equal to the sum of (i) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

  (c)
  Conditions to Vesting.

    At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

  (d)
  Effect of Termination of Employment.

            (1)   Subject to such other provisions as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 4 of the Plan, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason other than Cause.

            (2)   In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant that have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares.

  (e)
  Effect of Change in Control.

    Upon the occurrence of a Change in Control, all outstanding shares of Phantom Stock that have not theretofore vested shall immediately expire and be cancelled.

  (f)
  Special Provisions Regarding Phantom Stock Awards.

    The Committee may designate on a case by case basis whether Phantom Stock awards are intended to be "performance based compensation" within the meaning of Code Section162 (m). The grant of Phantom Stock so designated shall be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (i) the attainment of a specified percentage return on total stockholder equity of the Company; (ii) the attainment of a specified percentage increase in earnings per share of Common Stock; (iii) the attainment of a specified percentage increase in net income of the Company; and (iv) the attainment of a specified percentage increase in profit before taxation of the Company (or a Subsidiary or division of the Company if applicable). Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles as in effect from time to time. Such shares shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee.

12.
Stock Bonuses.

        In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13.
Rights as a Stockholder.

        No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c) of the Plan, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.
No Special Employment Rights; No Right to Incentive Award.

        Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or any Subsidiary of the Company or interfere in any way with the right of the Company or any Subsidiary of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

15.
Securities Matters.

(a)
The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof and of the applicable Award Agreement, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

  (b)
  The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.
Withholding Taxes.

        Whenever cash is to be paid pursuant to an Incentive Award, the Company (or its agent) shall have the right to deduct there from an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Incentive Award, the Company (or its agent) shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company (or its agent) withhold from delivery shares of Common Stock having a fair market value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

17.
Notification of Election Under Section 83(b) of the Code.

        If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Code Section 83(b).

18.
Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

        Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain "disqualifying dispositions"), within 10 days of such disposition.

19.
Amendment or Termination of the Plan.

        The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or to the extent such approval is required by the rules of any stock exchange on which the Common Stock is listed. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4 of the Plan, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

20.
Transfers Upon Death; Non-Assignability.

        Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

        During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option (other than an Incentive Stock Option) or outstanding shares of Restricted Stock or Restricted Stock Units. Notwithstanding the foregoing, subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options (other than an Incentive Stock Option) granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

21.
Expenses and Receipts.

        The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22.
Failure to Comply.

        In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary or transferee) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary or transferee) within 10 days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.
Effective Date and Term of Plan.

        The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, within 12 months after the Effective Date such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date or the date on which the stockholders approved the Plan, if earlier. Incentive

Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

24.
Applicable Law.

        Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law.

25.
Participant Rights.

        No eligible person shall have any claim to be granted any Incentive Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

26.
Unfunded Status of Awards.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

27.
No Fractional Shares.

        No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

28.
Beneficiary.

        A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

29.
Interpretation.

        The Plan is designed and intended to comply with Rule 16b-3, Section 422 of the Code and Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

FORM OF PROXY

THE SCO GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2004

        The undersigned hereby appoints Robert K. Bench and Ryan E. Tibbitts as proxies with full power of substitution and hereby authorizes either of them to act and to vote, as designated on the reverse, all shares of voting stock of The SCO Group, Inc. (the "Company") the undersigned are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Provo Marriott Hotel and Conference Center located at 101 West 100 North in Provo, Utah, on Tuesday, April 20, 2004 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof, upon all matters referred to on this proxy card and described in the accompanying Proxy Statement; and, at the proxies' discretion, upon any other matters which may properly come before the meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2 AND PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.
Elect members of the Board of Directors of the Company.

☐
FOR ALL NOMINEES
☐
WITHHOLD AUTHORITY FOR ALL NOMINEES
☐
FOR ALL EXCEPT (See instructions below)

NOMINEES

☐
Ralph J. Yarro III
☐
Thomas P. Raimondi, Jr.
☐
Edward E. Iacobucci
☐
R. Duff Thompson
☐
Darcy G. Mott
☐
Darl C. McBride
☐
K. Fred Skousen
☐
Daniel W. Campbell

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

2.
To approve the 2004 Omnibus Stock Incentive Plan and to provide for up to 1,500,000 shares of common stock to be subject to awards issued under the plan.

        FOR ☐        AGAINST ☐        ABSTAIN ☐

3.
To ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending October 31, 2004.

        FOR ☐        AGAINST ☐        ABSTAIN ☐

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on this proxy card and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR EACH OF THE PROPOSALS SET FORTH ABOVE.

Signature of Stockholder	Date	Signature of Stockholder	Date

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: 2004 OMNIBUS STOCK INCENTIVE PLAN
PROPOSAL 3: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
EQUITY AND COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE
STOCKHOLDER PROPOSALS
OTHER MATTERS
AVAILABLE INFORMATION
APPENDIX A THE SCO GROUP, INC. AUDIT COMMITTEE CHARTER January 23, 2004
APPENDIX B THE SCO GROUP, INC 2004 OMNIBUS STOCK INCENTIVE PLAN